Geovic Mining Corp. Announces New Director

September 17, 2013 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTCBB:GVCM) is pleased to announce that Ms. Teresa Dooling has agreed to join its Board of Directors.

Ms. Dooling is presently Compliance Officer for Billing, Benefits and HIPAA, and was previously Chief Financial Officer and Controller, for the Oregon Anesthesiology Group, P.C., one of the largest single specialty physician practices in the U.S. providing anesthesia and pain management services in 16 hospitals and many ambulatory surgery centers throughout Oregon. She is a Certified Public Accountant, and received an M.B.A. from the University of Alaska, Anchorage, and a Bachelor of Arts from Creighton University.

Geovic Chairman and CEO Michael Mason said “We are delighted that Teresa Dooling is joining Geovic’s Board. She will bring her extensive financial skills and experience to our deliberations and make major contributions to our growth and development as a company.”

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% indirect ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and project information may be found on the websites www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Michael Mason

Chairman and CEO

Geovic Mining Corp.

Direct (303) 476-6455

mt_mason@msn.com

On behalf of the Board

Michael T. Mason, CEO

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to future economic conditions and project operating results, the ability to complete financing, predicted capital costs and operating costs, commodity prices, production rates, recovery rates, and the results of the feasibility study. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or statements that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; predicted capital costs, operating costs, the ability to obtain financing and to market the products, production rates; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.